EXHIBIT 32.2

                                CERTIFICATION OF
                             CHIEF FINANCIAL OFFICER
                             OF 99 CENTS ONLY STORES


     This certification is provided pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and accompanies the quarterly report on Form 10-Q (the "Report") for the period ended June 30, 2003 of 99 Cents Only Stores (the "Issuer").

     I, Andrew Farina, the Chief Financial Officer of Issuer certify that to the best of my knowledge:

     (i)  the  Report  fully  complies with the requirements of section 13(a) or section 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d)); and

     (ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Issuer.

Dated: August 14, 2003


                                      /s/  Andrew  Farina
                                      -----------------
                                      Name:  Andrew  Farina
                                      Title:  Chief  Financial  Officer